EXHIBIT 10.31
                                                                   -------------



                                 FIFTH AMENDMENT
                                       TO
                 EMPLOYMENT CONTINUATION PLAN FOR KEY EMPLOYEES
                 ----------------------------------------------


     The Employment Continuation Plan For Key Employees adopted by Dollar Thrifty Automotive Group, Inc. on September 29, 1998 (the "Plan"), and amended as of January 24, 2001, April 23, 2001, May 7, 2001 and November 19, 2001, is hereby further amended effective as of the 1st day of October, 2003 as follows:

     1.   Annex A-1 is hereby amended in the form attached hereto.



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                                    ANNEX A-1

                                  KEY EMPLOYEES
                                  -------------


Gary L. Paxton*
Steven B. Hildebrand*
Donald M. Himelfarb

*Benefitting from Section 4(d)